American Century Variable Portfolios, Inc. Summary Prospectus and Prospectus Supplement VP Growth Fund
Supplement dated January 3, 2024 ■ Summary Prospectus and Prospectus dated May 1, 2023

The Board of Directors has approved a plan of liquidation for the VP Growth Fund. Under the plan, the liquidation date of the fund will be March 26, 2024.

The fund will be closed to all new accounts and all new investments, except reinvested distributions, as of the close of the New York Stock Exchange on March 19, 2024.

To prepare for the closing and liquidation of the fund, the fund’s portfolio managers may increase the portion of assets held in cash and similar investments to pay expenses and meet redemption requests. In doing so, the portfolio managers may sell securities to increase cash and cash equivalents exposure up to 100% of the portfolio. As a result, the fund will not be pursuing its stated investment objectives.

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